 39115-P1 05/26

SUPPLEMENT DATED MAY 22, 2026
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
DATED JANUARY 1, 2026 OF
PUTNAM FOCUSED EQUITY FUND (THE “FUND”)

At a meeting held on March 27, 2026, the Board of Trustees of the Putnam Funds (the “Board”) approved the conversion of the Fund into an exchange-traded fund through the reorganization of the Fund with and into Putnam Focused U.S. Research ETF (the “ETF”), a newly-organized series of Putnam ETF Trust.

Pursuant to an Agreement and Plan of Reorganization approved by the Board, the reorganization of the Fund will consist of (1) the transfer of substantially all of the Fund’s assets, subject to its liabilities, to the ETF in return for shares of the ETF; and (2) the distribution of the ETF shares to the Fund’s shareholders in complete liquidation of the Fund. The reorganization is currently expected to occur on or about September 25, 2026, on which date shareholders of the Fund will become shareholders of the ETF and will no longer be shareholders of the Fund.

This communication provides important information about the timeline for the reorganization and actions that shareholders may need to take in advance of the reorganization.

Action Items in Connection with the Reorganization	Scheduled Date/Details
Any front-end sales charges applicable to purchases of Fund shares and any contingent deferred sales charges applicable to redemptions of Fund shares will be waived.	Effective May 29, 2026.
All classes of shares will be closed to purchases by new investors.	Effective August 3, 2026, the Fund will not accept purchase orders from new investors.

The Fund reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect the portfolio managers’ ability to manage the portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect the portfolio managers’ ability to manage the portfolio; and (iii) close and re-open to new or existing shareholders at any time.

Exchange of Fund shares held in certain tax-advantaged accounts for shares of Putnam Money Market Fund

On September 2, 2026, shareholders who hold Fund shares in a retirement plan, individual retirement plan or other tax-advantaged account (a “Plan”) for which Putnam Fiduciary Trust Company, LLC (“PFTC”) is custodian and who have not exchanged their Fund shares for shares of another eligible Putnam mutual fund or redeemed their Fund shares will have their Fund shares exchanged for Class A shares of Putnam Money Market Fund pursuant to the documents governing such Plan.

All share classes will be closed to purchases by all investors.	Effective September 17, 2026, the Fund will not accept purchase orders for any class from any investor.
Last day for shareholders to be able to engage in transactions in Fund shares through the National Securities Clearing Corporation (NSCC).	Effective September 23, 2026.
Last day for shareholders to redeem Fund shares or exchange Fund shares for shares of another Putnam mutual fund.

Effective September 24, 2026.

If you do not want to receive shares of the ETF in connection with the reorganization, you can exchange your Fund shares for shares of another mutual fund that is not participating in the reorganization or redeem your Fund shares. Prior to doing so, however, you should consider the tax consequences as Putnam sociated with either action.

Last day to open brokerage account that can accept ETF shares and transfer Fund shares into it to receive ETF shares distributed in the reorganization.

No later than September 24, 2026.

If you currently hold Fund shares in an account that cannot accept ETF shares, you may need to open a brokerage account that can accept ETF shares, and transfer your Fund shares into it, prior to the closing of the reorganization to receive and hold the ETF shares distributed in the reorganization.

If you have not transferred your Fund shares into a brokerage account that can accept ETF shares by the applicable date referenced above, the ETF shares that you receive in the reorganization will be held by a transfer agent of the ETF as agent for your account and benefit for a period of approximately nine months. If you have not established an appropriate account to hold the ETF shares and informed the transfer agent of the new account by a certain date, the shares will be liquidated and proceeds sent to you at your last known address of record available to the transfer agent. The relevant date will be communicated to affected shareholders after the reorganization closes, and is expected to be approximately eight and a half months after the closing.

More information about opening a brokerage account and transferring Fund shares into it is included in the prospectus/information statement relating to the reorganization.

Redemption of Shares and/or Fractional Shares

On September 25, 2026, the Fund will, for each shareholder of record, redeem a number of shares and/or fractional shares as is necessary so that the shareholder will receive a whole number of ETF shares upon the closing of the reorganization. The Fund will distribute the redemption proceeds to those shareholders.

The distribution of redemption proceeds to shareholders may be a taxable event and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.
Closing of Reorganization

After the market close on September 25, 2026.

Upon the closing of the reorganization of the Fund, each Fund shareholder will receive shares of the ETF having the same aggregate NAV as the shares of the Fund they held on the date of the reorganization.

Listing of the ETF on Exchange and Commencement of Trading in ETF Shares	On or around September 28, 2026.

For further information, please contact the Fund toll-free at 1-800-225-1581.

IMPORTANT NOTICE ABOUT YOUR FUND

ACCOUNT QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to the reorganization of the Fund in order to receive shares of the ETF.

Q. What types of shareholder accounts can receive shares of the ETF as part of the reorganization?

A. If you hold your shares of the Fund through a brokerage account that permits you to purchase securities traded in the stock market, such as exchange-traded funds or other types of stocks, then you will be eligible to receive shares of the ETF in the reorganization. No further action is required.

Q. What types of shareholder accounts cannot receive shares of the ETF as part of the reorganization?

A. The following account types cannot hold shares of the ETF:

Distributor Accounts. If you hold your shares of the Fund in an account where Franklin Distributors, LLC is the broker-dealer of record (a “Distributor Account”), you should transfer your shares of the Fund to a brokerage account that can accept shares of the ETF prior to the reorganization. For this purpose, a Distributor Account includes an individual retirement account (“IRA”) for which Franklin Distributors is the broker-dealer of record. You have a Distributor Account if you receive quarterly account statements directly from a Fund and not from a third-party broker-dealer.

Non-Accommodating Brokerage Accounts. If you hold your shares of the Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

Non-Accommodating Retirement Accounts. If you hold your shares of the Fund through an IRA or group retirement plan whose sponsor does not have the ability to hold shares of the ETF on its platform, you may need to redeem your shares prior to the reorganization or your financial intermediary may transfer your investment in the Fund to a different investment option prior to the reorganization.

PFTC. If you hold Fund shares with PFTC as the custodian (including for an IRA or group retirement plan) as of close of market September 2, 2026, you will have your Fund shares exchanged by PFTC for Class A shares of Putnam Money Market Fund (Ticker: PDDXX) rather than participating in the reorganization.

Q. How do I transfer my Fund shares from an account held with Franklin Distributors to a brokerage account that will accept ETF shares?

A. Transferring your shares from a Distributor Account held with Franklin Distributors, LLC to a brokerage account that can accept shares of the ETF should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an exchange-traded fund. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Fund. Your broker will require your account number with the Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer.

Once you sign that form, your broker will submit the form to the Fund’s transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q. How do I transfer my Fund shares from a non-accommodating brokerage account to a brokerage account that will accept ETF shares?

A. The broker where you hold your Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q. What will happen if I do not have a brokerage account that can accept ETF shares at the time of the reorganization?

A. If your account cannot accept ETF shares at the time of the reorganization, the ETF shares received by you in connection with the reorganization will generally be held by Equiniti Trust Company, LLC (“Equiniti”), a stock transfer agent, for your account and benefit until a brokerage account is identified into which Equiniti can transfer the shares. As planned, if the ETF shares are not transferred into a brokerage account by a certain date, the ETF shares will be converted to cash and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The relevant date will be communicated to affected shareholders shortly after the reorganization closes, and is expected to be approximately eight and a half months after the closing. The conversion of ETF shares to cash may be subject to fees and expenses and will likely be a taxable event for shareholders who hold their shares in a taxable account. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash.

Please consult with your financial intermediary for more information on the impact that the reorganization will have on you and your investments. For more information about specific accounts that cannot hold the ETF, see “What type of shareholder accounts cannot receive shares of the ETF as part of the reorganization?” above.

Q. What if I do not want to own shares of the ETF?

A. If you do not want to receive shares of the ETF in connection with the reorganization, you can exchange your Fund shares for shares of another eligible mutual fund that is not participating in a reorganization or redeem your Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Redemption of your Fund shares will be a taxable event if you hold your shares in a taxable account. The last day to exchange your shares of the Fund for shares of another Putnam mutual fund is September 24, 2026.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the ETF, nor is it a solicitation of any proxy. For more information regarding the ETF, or to receive a free copy of the prospectus/information statement relating to the reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus/information statement relating to the reorganization will also be available for free on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the prospectus/information statement relating to the reorganization carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.